UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                              --------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  August 10, 2000
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                            Park Pharmacy Corporation
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               (Exact Name of Registrant as Specified in Charter)



        Colorado                   000-15379           84-1029701
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(State or Other Jurisdiction      (Commission        (IRS Employer
    of Incorporation)              File Number)    Identification No.)



10711 Preston Road, Suite 250, Dallas, Texas               75230
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(Address of Principal Executive Offices)                (Zip Code)



Registrant's telephone number, including area code  (214) 692-9921
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                                 N/A
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  (Former Name or Former Address, if Changes Since Last Report)



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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

     On August 10, 2000, Park Pharmacy Corporation, a Colorado corporation ("Park"), acquired certain infusion pharmacy assets from subsidiaries of Amedisys, Inc., a publicly held Delaware corporation ("Parent"). The transaction was closed pursuant to that certain Bill of Sale and Asset Purchase Agreement between Park Infusion Services, LP, a Texas limited partnership ("Park Infusion"), as purchaser, Amedisys Alternate-Site Infusion Therapy Services, Inc., a Louisiana corporation, and PRN, Inc., a Texas corporation, as sellers ("Sellers"), and Parent, executed August 10, 2000, but effective August 1, 2000. Park Infusion is a wholly owned subsidiary of Park and was formed on July 27, 2000 to effect the acquisition.

In the transaction, Park Infusion acquired the ongoing operations of three infusion pharmacies located in San Antonio, Texas; Dallas, Texas; and St. Petersburg, Florida for cash consideration of $1,750,000. The Sellers retained all cash and accounts receivable, and Park Infusion acquired all inventory, furniture, fixtures, equipment and other tangible and intangible assets. All employees previously employed by the Sellers were hired by Park Infusion, and the newly acquired pharmacies will continue to operate the infusion pharmacy operations under the name Park Infusion Services.

The consideration paid by Park pursuant to the acquisition was negotiated at arm's length between the parties on the basis of Park's assessment of the value of the purchased assets following an investigation of, and discussions with, Amedisys, Inc. and its representatives concerning the purchased assets and their associated business and prospects.

In addition, in connection with the acquisition, Park and its operating subsidiaries, as co-borrowers, entered into a Loan Agreement with Bank of Texas, NA, as lender (the "Credit Facility"). The Credit Facility, which replaced Park's existing $3,336,000 revolving credit and term loan facility, consists of a $1,500,000 revolving credit facility (the "Revolving Facility") for working capital purposes, a $1,300,000 term loan facility (the "Term Facility") to refinance existing indebtedness and a $5,000,000 acquisition line of credit (the "Acquisition Facility") for future acquisitions. The Term Facility, all of which was borrowed on August 10, 2000 to repay amounts outstanding under its existing credit facility, matures on August 10, 2004, and will be amortized in equal monthly payments over four (4) years, commencing September 10, 2000. The Revolving Facility matures on August 10, 2001, with interest payable monthly and principal due at maturity. The Acquisition Facility, which matures on August 10, 2001, permits Park to borrow money in conjunction with acquisitions, subject to certain conditions. Under the Acquisition Facility, borrowings for a given acquisition under the line may revolve for a period of 180 days, at which point such borrowings must be refinanced on a four (4) year, fully amortizing term loan. The Credit Facility bears interest at a rate equal to the prime interest rate as quoted in the Wall Street Journal plus 50 basis points. Park may borrow additional amounts under the Credit Facility subject to certain operating cash flow and asset conditions. The Credit Facility may be prepaid at any time in whole or in part without penalty.

The Credit Facility limits Park's ability to incur debt, to sell or dispose of assets, to create or incur liens, to make additional acquisitions, to pay dividends, to purchase or redeem its stock and to merge or consolidate with any other person. In addition, the Credit Facility requires that Park meet certain financial ratios and tests, and provides the lender with the right, following an event of default, to require the payment of all amounts outstanding under the

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facility, and to terminate all commitments thereunder. The Credit
Facility is secured by Park's and the other borrowers' respective assets and a pledge of Park's stock in its operating subsidiaries.

Park Pharmacy Corporation, a holding company based in Dallas, Texas, is engaged, through its subsidiaries, in retail, institutional, infusion, wholesale and Internet pharmacy services. Through Dougherty's Pharmacy in North Dallas and Raven's Pharmacy in Oak Cliff, a Dallas suburb, Park offers traditional independent pharmacy services, including prescriptions, over-the-counter medications, durable medical equipment, health and beauty aids, cosmetics, gifts, greeting cards and other general merchandise. Total Pharmacy Supply, Inc. is a wholesale distributor of non-drug pharmacy supplies for independent, chain, hospital and long-term care pharmacies nationwide. Dougherty's Homecare Infusion, which will begin to operate under the name Park Infusion Services, supplies enteral, parenteral and other infusion products to home healthcare and hospice patients throughout North Texas. Dougherty's Homecare is an institutional pharmacy fulfilling prescriptions primarily for assisted living facilities in North Texas. Rx-Pro.Com, Inc. is an application service platform providing Internet-based pharmacy services, patient charting and other services for physicians and pharmacies.

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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial Statements of Businesses Acquired

     Audited financial statements of the Sellers will be filed through an amended Form 8-K to be filed within 60 days of the due date of this report.

(b)  Pro Forma Financial Information

     Pro Forma financial statements giving effect to the acquisition will be filed through an amended Form 8-K to be filed within 60 days of the due date of this report.

(c)  Exhibits

     Exhibit No.         Description

     2.1 Bill of Sale and Asset Purchase Agreement dated as of August 10, 2000, but effective August 1, 2000, by and among Park Infusion, Sellers and Parent.

     99.1 Loan Agreement dated as of August 10, 2000, by and among Park Pharmacy Corporation, Dougherty's Pharmacy, Inc., Raven's Pharmacy, Inc., Total Pharmacy Supply, Inc., Rx-Pro.Com, Inc. and Park Infusion Services, LP, as borrowers, and Bank of Texas, NA, as lender, and related Promissory Notes and Pledge and Security Agreements.


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                          INDEX TO EXHIBITS



     Exhibit No.         Description

     2.1 Bill of Sale and Asset Purchase Agreement dated as of August 10, 2000, but effective August 1, 2000, by and among Park Infusion, Sellers and Parent.

     99.1 Loan Agreement dated as of August 10, 2000, by and among Park Pharmacy Corporation, Dougherty's Pharmacy, Inc., Raven's Pharmacy, Inc., Total Pharmacy Supply, Inc., Rx-Pro.Com, Inc. and Park Infusion Services, LP, as borrowers, and Bank of Texas, NA, as lender, and related Promissory Notes and Pledge and Security Agreements.


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
                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              PARK PHARMACY CORPORATION
                              (Registrant)


Date:     August 25, 2000               By: /s/ THOMAS R. BAKER
                              --------------------------------------
                              Thomas R. Baker,
                              Chief Executive Officer & President



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